SUPPLEMENT TO THE

FIDELITY® AGGRESSIVE GROWTH FUND,
FIDELITY CONVERTIBLE SECURITIES FUND,
FIDELITY EQUITY-INCOME II FUND,
FIDELITY GROWTH COMPANY FUND,
FIDELITY INDEPENDENCE FUND, AND
FIDELITY® NEW MILLENNIUM FUND®

Funds of Fidelity Financial Trust and Fidelity Mt. Vernon Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2004

Effective on or about August 23, 2004, the following information replaces similar information found under the heading "Custodians in the "Description of the Trust" section on page 44.

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Aggressive Growth, Growth Company, and Independence. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of New Millennium. The Northern Trust Company, 50 South LaSalle Street, Chicago, IL, is custodian of the assets of Equity-Income II. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of Convertible Securities. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Aggressive Growth, Convertible Securities, Equity-Income II, Growth Company, and Independence connection with repurchase agreement transactions.

Effective July 1, 2004, Mr. Dirks serves as a Member of the Advisory Board of Fidelity Financial Trust and Fidelity Mt. Vernon Street Trust. The following information supplements similar information found in the "Trustees and Officers" section beginning on page 18.

Dennis Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Financial Trust and Fidelity Mt. Vernon Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Effective March 5, 2004, Ms. Reynolds serves as President, Treasurer, and Anti-Money Laundering (AML) officer. The following information supplements similar information found in the "Trustees and Officers" section beginning on page 18.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Aggressive Growth, Convertible Securities, Equity-Income II, Growth Company, Independence, and New Millennium. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

FFVSB-04-02 August 20, 2004
1.800200.101

Effective March 18, 2004, Ms. Monasterio serves as Deputy Treasurer. The following information supplements similar information found in the "Trustees and Officers" section beginning page 18.

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Aggressive Growth, Convertible Securities, Equity-Income II, Growth Company, Independence, and New Millennium. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Effective April 15, 2004, Mr. Lydecker serves as Assistant Treasurer. The following information supplements similar information found in the "Trustees and Officers" section beginning on page 18.

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Aggressive Growth, Convertible Securities, Equity-Income II, Growth Company, Independence, and New Millennium. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Effective June 17, 2004, Mr. Robins serves as Assistant Treasurer. The following information supplements similar information found in the "Trustees and Officers" section beginning page 18.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Aggressive Growth, Convertible Securities, Equity-Income II, Growth Company, Independence, and New Millennium. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

The following information replaces the third paragraph found under the "Voting Rights" heading in the "Description of the Trust" section beginning on page 44.

Fidelity Financial Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund or a class with another operating mutual fund or the sale of all or a portion of the assets of the trust or a fund or a class to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund or the class. The Trustees may, however, reorganize or terminate the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Fidelity Mt. Vernon Street Trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.